                                                                  EXHIBIT 10(FF)

                           STOCK PURCHASE AGREEMENT


        This Stock Purchase Agreement (this "Agreement") is entered into this 15 day of July, 1995, by and between CompuCom Systems, Inc., a Delaware corporation ("Seller"), and James W. Dixon ("Purchaser").

        WHEREAS, Purchaser is the Chairman of the Board of Seller and has assisted in the growth and development of ClientLink, Inc., a Delaware corporation (the "Company") of which Seller owns in excess of the majority of the issued and outstanding Common Stock;

        WHEREAS, Seller desires that Purchaser continue to assist the Company with its future growth and development;

        WHEREAS, in connection with the services for the Company to be provided by Purchaser, Seller owns and desires to sell to Purchaser 150,000 shares (the "Shares") of the Common Stock of the Company owned by Seller and Purchaser desires to purchase such Shares, on the terms and subject to the conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the mutual terms and conditions herein contained, the parties hereby agree as follows:


                                   ARTICLE I
                                 DEFINED TERMS

        As used herein, the following terms shall have the meanings set forth below:

        "AGREEMENT" shall mean this Stock Purchase Agreement, as it may be amended from time to time in accordance with its terms.

        "CHANGE OF CONTROL" shall mean any of (a) the sale by the Company of substantially all of its assets, or (b) a merger or consolidation of the Company or a sale of the Company's Common Stock the result of which merger, consolidation or sale is that the majority of the Common Stock of the Company is acquired by a person or entity other than CompuCom or its principal stockholder, Safeguard Scientifics, Inc.

        "CLOSING" shall mean the consummation of the transactions provided for in this Agreement.

        "CLOSING DATE" shall mean the date on which the Closing actually occurs which is the date of this Agreement.

        "COMMON STOCK" shall mean the authorized Common Stock, $.01 par value per share, of the Company which presently consists of 4,000,000 shares.

        "ENCUMBRANCE" shall mean any option, pledge, security interest, lien, transfer restriction, claim, charge, mortgage, trust deed, easement, lease or other encumbrance.

        "EXEMPT TRANSFERS" shall have the meaning set forth in Section 7.2(a).

        "FAMILY GROUP" shall mean Purchaser's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Purchaser and/or Purchaser's spouse and/or descendants.

        "IPO" shall mean the date on which the Company conducts a public offering of any portion of its Common Stock under the Securities Act.

        "ORIGINAL COST" of each Share shall mean $.75 (as proportionately adjusted for all stock splits, stock dividends and other recapitalizations affecting the Company's Common Stock subsequent to the date hereof).

        "LOSSES" shall mean all claims, demands, liabilities, losses, costs, damages, penalties and expenses (including without limitation, reasonable attorneys' fees and expenses).

        "NOTE" means that certain Term Note, in the form attached as Exhibit A to this Agreement.

        "PLEDGE AGREEMENT" means that certain Pledge Agreement, in the form attached as Exhibit B to this Agreement.

        "REPURCHASE NOTICE" shall have the meaning set forth in Section 7.1(b).

        "REPURCHASE OPTION" shall have the meaning set forth in Section 7.1(a).

        "SALE NOTICE" shall have the meaning set forth in Section 7.2(a).

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "SHARES" shall mean the 150,000 shares of Common Stock of the Company owned by Seller which are being sold to Purchaser.

        "STOCK POWER" means that certain Stock Power, in the form attached as Exhibit C to this Agreement.
---------

        "TERMINATION DATE" shall mean the date on which (a) Purchaser voluntarily terminates his services with Seller for any reason (excluding, however, Purchaser's death or disability) or (b) Purchaser's services for Seller are terminated with or without cause pursuant to the provisions of any employment arrangement between the Company and Purchaser.

                                  ARTICLE II
                               PURCHASE AND SALE

     2.1  AGREEMENT TO SELL AND PURCHASE. Subject to the terms and conditions of
          ------------------------------
this Agreement, at the Closing Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, all of the Shares.

     2.2  PURCHASE PRICE. Subject to the terms and conditions of this Agreement,
          --------------
in consideration for the Shares, Purchaser shall pay to Seller the sum of One Hundred Twelve Thousand Five Hundred Dollars ($112,500.00) by executing and delivering to Seller the Note, the Pledge Agreement and the Stock Power.


                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser as follows:

     3.1  AUTHORITY RELATIVE TO THIS AGREEMENT. This Agreement has been duly and
          ------------------------------------
validly executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller enforceable in accordance with its terms.

     3.2  NO VIOLATION. The execution, delivery and performance of this
          ------------
Agreement and all other instruments, agreements, certificates and documents contemplated hereby by Seller does not, on the date hereof, (i) violate any decree, judgment, order, writ, injunction or award of any court or governmental authority binding upon or applicable to Seller; (ii) violate any law, rule or regulation binding upon or applicable to Seller; (iii) violate or conflict with, or result in a breach of, or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or permit cancellation of, or result in the creation of any Encumbrance upon, any of the Shares under any of the terms, conditions, or provisions of any contract to which Seller is a party, or by which Seller is bound; or (iv) violate or conflict with any provision of the Certificate or Articles of Incorporation or Bylaws of the Company.

     3.3  TITLE TO STOCK. Seller is the unconditional sole legal and equitable
          --------------
owner of the Shares, free and clear of any and all Encumbrances of any kind or nature whatsoever. At the Closing, Seller will convey to Purchaser valid and marketable title to all of such Shares, free and clear of any and all Encumbrances of any kind or nature whatsoever.

     3.4  CONSENTS. No notice to, filing with, authorization of, exemption by,
          --------
or consent of any person, entity, or public or governmental authority is required for Seller to consummate the transactions contemplated hereby.


                                  ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to Seller as follows:

     4.1  AUTHORITY RELATIVE TO THIS AGREEMENT. This Agreement has been duly and
          ------------------------------------
validly executed and delivered by Purchaser and constitutes a legal, valid and binding agreement of Purchaser enforceable with its terms.

     4.2  INVESTMENT REPRESENTATIONS. Purchaser will acquire the Shares for his
          --------------------------
own account for investment and not with a view to the resale or distribution thereof. Purchaser will not transfer or otherwise dispose of the Shares, or any interest therein, in such manner as to violate any provisions of the Securities Act or of any applicable state securities laws regulating the disposition thereof. Purchaser agrees that the certificates representing the Shares may bear legends to the effect that such shares have not been registered under the Securities Act or such other state securities laws, and that no interest therein may be transferred or otherwise disposed of in violation of the provisions thereof or of any rules and regulations issued thereunder.


                                   ARTICLE V
                                    CLOSING

     5.1  DATE OF CLOSING. Unless otherwise agreed upon by Purchaser and Seller,
          ---------------
Closing hereunder shall take place simultaneously with the execution of this Agreement.

     5.2  ACTIONS BY SELLER. At the Closing, Seller shall do the following:
          -----------------

          (A)  SHARES. Seller shall deliver to Purchaser the original
               ------
certificate or certificates representing the Shares, with an appropriate stock power with respect thereto duly endorsed in blank by Seller.

          (B)  OTHER AGREEMENTS. Seller shall perform or shall have performed
               ----------------
all of the covenants and agreements contained in this Agreement to be performed or complied with by Seller at or prior to the Closing hereunder.

     5.3  ACTIONS BY PURCHASER.  At the Closing, Purchaser shall:
          --------------------

          (A)  CLOSING PAYMENT. Pay to Seller the sum of One Hundred Twelve
               ---------------
Thousand Five Hundred Dollars ($112,500.00). Such payment shall be made by Purchaser executing and delivering to Seller the Note, the Pledge Agreement and the Stock Power.

          (B)  OTHER AGREEMENTS. Perform or shall have performed all of the
               ----------------
covenants and agreements contained in this Agreement to be performed or complied with by Purchaser at or prior to the Closing hereunder.


                                  ARTICLE VI
                          SURVIVAL OF REPRESENTATIONS
                           AND WARRANTIES; INDEMNITY

     6.1  REPRESENTATIONS AND WARRANTIES TO SURVIVE. All statements contained in
          -----------------------------------------
any agreement, certificate, instrument, schedule, or document delivered by or on behalf of the parties pursuant to this Agreement and the transactions contemplated hereby shall be deemed representations and warranties by the delivering party hereunder. All representations, warranties, covenants and agreements made by the parties each to the other in this Agreement shall be true at the Closing and shall survive the consummation of this Agreement and the Closing hereunder for a period of four (4) years, ending at midnight on the fourth anniversary of the Closing Date.

     6.2  INDEMNITY.
          ---------

          (A)  SELLER. Seller agrees to indemnify and hold harmless Purchaser,
               ------
and his successors and assigns from, against, and in respect of, any and all Losses arising out of or resulting from any of the following:

          (i) Any misrepresentation, breach of warranty, or failure to fulfill any agreement or covenant of Seller under this Agreement or under any other agreement or document delivered by Seller at Closing hereunder; and

         (ii) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

          (B)  PURCHASER. Purchaser shall indemnify and hold Seller harmless
               ---------
from, against, and in respect of, any and all Losses arising out of or resulting from any of the following:

          (i) Any misrepresentation, breach of warranty, or failure to fulfill any agreement or covenant of Purchaser under this Agreement or under any other agreement or document delivered by Purchaser at Closing hereunder; and

         (ii) Any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incident to any of the foregoing.

     (C)  INDEMNITY PROCEDURES. In case any claim, demand or action shall be
          --------------------
brought by any third party including, without limitation, any governmental authority, against a party entitled to indemnity under Section 6.2(a) or 6.2(b) above, such party shall promptly notify the other party or parties, as the case may be, from whom indemnity is or may validly be sought in writing and, subject to this Section 6.2(c), the indemnifying party or parties shall assume the defense thereof, including the employment of counsel. In addition, in case a party hereto shall become aware of any facts which might result in any such claim, demand or action,such party shall promptly notify the other party or parties who would be obligated to provide indemnity hereunder with respect to such claim, demand or action, and, subject to this Section 6.2(c), such other party or parties shall have the right to take such action as it or they may deem appropriate to resolve such matter. The indemnified party or parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties, unless the employment of such counsel has been specifically authorized by the indemnifying party or parties. Any settlement of any action subject to indemnity hereunder shall require the consent of the indemnified and the indemnifying party which consent shall not be unreasonably withheld and shall be given within five (5) days following the giving of notice thereof. The indemnifying party or parties shall not be liable for any settlement of any action effected without its or their consent, but if settled with the consent of the indemnifying party or parties or if there be a final judgment for the plaintiff in any such action, the indemnifying party or parties shall indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. If requested by the indemnifying party, the indemnified party shall cooperate with the indemnifying party and its counsel and use its best efforts in contesting any such claim or, if appropriate, in making any counter-claim or cross-complaint against the party asserting the claim, provided that the indemnifying party will reimburse the indemnified party for reasonable expenses incurred in so cooperating upon presentation of receipts or other evidence of such expense. The indemnifying party and its representatives shall have full and complete access during reasonable hours to all books, records and files of the indemnified party expressly related to the defense of any claim for indemnification undertaken by the indemnifying party pursuant to this Section 6.2, or for any other purpose in connection therewith; provided that the indemnifying party shall safeguard and maintain the confidentiality of all such books, records and files.

                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1  REPURCHASE OPTION.
          -----------------

          (A) Subject to the limitations contained in this Section 7.1(a), Seller or its designee will have the option to repurchase (the "Repurchase Option") the Shares at a price per share equal to the sum of (i) the Original Cost plus (ii) interest on the Original Cost at eight percent (8%) per annum from the date of this Agreement to the date of closing of such repurchase, in the event that prior to January 1, 1999 (A) Purchaser voluntarily terminates his services with Seller for any reason (excluding, however, Purchaser's death or disability) or (B) Purchaser's services for Seller are terminated with or without cause pursuant to the provisions of any employment arrangement between the Company and Purchaser. The number of Shares which Seller shall be entitled to repurchase pursuant to this Section 7.1 shall be as follows:

               (i) Any or all of the Shares in the event the Termination Date occurs before January 1, 1996;

              (ii) Up to 75% of the Shares in the event the Termination Date occurs after January 1, 1996 but before January 1, 1997;

             (iii) Up to 50% of the Shares in the event the Termination Date occurs after January 1, 1997 but before January 1, 1998; and

              (iv) Up to 25% of the Shares in the event the Termination Date occurs after January 1, 1998 but before January 1, 1999.

          (B) Subject to the limitations contained in Section 7.1(a), Seller may elect to purchase all or any portion of the Shares by delivery of written notice (the "Repurchase Notice") to the holder or holders of the Shares within sixty (60) days after the Termination Date. The Repurchase Notice shall set forth the number of Shares to be acquired from such holder(s), the aggregate consideration to be paid for such Shares, and the time and place for the closing of the transaction. The number of Shares to be repurchased by Seller shall first be satisfied to the extent possible from the Shares then held by Purchaser at the time of delivery of the Repurchase Notice. If the number of Shares then held by Purchaser is less than the total number of Shares Seller has elected to purchase, Seller shall purchase the remaining Shares elected to be purchased from the other holder(s) of the Shares, pro rata according to the number of Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest Share).

          (C)  The closing of the purchase transaction provided for in this
Section 7.1 shall take place on the date designated by Seller in the Repurchase Notice, which date shall not be more than thirty (30) days and not less than ten (10) days after delivery of the Repurchase Notice. Seller or its designee will pay for the Shares to be purchased pursuant to the Repurchase Option by delivery of immediately available funds. The purchasers of the Shares pursuant to this
Section 7.1 will be entitled to receive customary representations and warranties from the sale regarding the Seller's good title to, and freedom from Encumbrances on, the Shares.

          (D) The Repurchase Option set forth in this Section 7.1 will continue with respect to each of the Shares until the earlier of (i) the IPO, (ii) January 1, 1999 and (iii) a Change of Control occurs.

     7.2  RESTRICTIONS ON TRANSFER.
          ------------------------

          (A) Purchaser will not sell, pledge or otherwise transfer any interest in any Shares except pursuant to the provisions of Section 7.1 ("Exempt Transfers") and except pursuant to the provisions of this Section 7.2. At least sixty (60) days prior to making any transfer other than an Exempt Transfer, Purchaser will deliver a written notice (the "Sale Notice") to Seller. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. Purchaser (and Purchaser's transferees) agree not to consummate any such transfer until sixty (60) days after the Sale Notice has been delivered to Seller. Seller or its designee may elect to purchase all (but not less than all) of the Shares to be transferred upon the same terms and conditions as set forth in the Sale Notice by delivering a written notice of such election to Purchaser within thirty (30) days after the receipt of the Sale Notice by Seller. Seller or its designee will be given up to sixty (60) days after receipt of the Sale Notice by Purchaser to consummate the purchase and sale of Shares. If Seller or its designee has not elected to purchase all of the Shares specified in the Sale Notice, Purchaser may, subject to the provisions of Section 7.2(c), transfer the Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the earlier of (i) the date on which Seller's right of first refusal hereunder expires or (ii) the date on which Seller delivers written notice to Purchaser of its election not to exercise its right of first refusal. Any Shares not transferred within such 60-day period will be subject to the provisions of this Section 7.2(b) upon subsequent transfer.

          (B) The restrictions contained in this Section 7.2 will not apply with respect to transfers of Shares (i) pursuant to applicable laws of descent and distribution or (ii) among Purchaser's Family Group; provided that the
                                                         --------
restrictions contained in this Section 7.2 will continue to be applicable to the Shares after any such transfer and the transferees of such Shares have agreed in writing to be bound by the provisions of this Agreement.

          (C)  The restrictions on the transfer of Shares set forth in this
Section 7.2 will continue with respect to each of the Shares until the earlier of (i) the IPO and (ii) a Change of Control occurs.

          (D) The certificates representing the Shares will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK PURCHASE AGREEMENT BETWEEN COMPUCOM SYSTEMS, INC. AND JAMES W. DIXON DATED AS OF JULY __, 1995, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     7.3  FURTHER INSTRUMENTS. The parties hereto agree to execute and deliver
          -------------------
such instruments and take such other action as shall be reasonably necessary, or as shall be reasonably requested by any other party, in order to carry out the transactions, agreements and covenants contemplated in this Agreement at or prior to the Closing Date.

     7.4 NOTICES. Any notices, claims or demands which any party is required or may desire to give to another under or in conjunction with this Agreement shall be in writing, and shall be given by addressing the same to such other party(ies) at the address set forth below, and by (i) depositing the same so addressed, postage prepaid, first class, certified or registered, in the United States mail (herein referred to as "Mailing"), (ii) overnight delivery by a nationally recognized overnight courier service (e.g. UPS, Federal Express),
(iii) delivery the same personally to such other party(ies), or (iv) transmitting by facsimile and Mailing the original. Any notice shall be deemed to have been given five (5) U.S. Post Office delivery days following the date of Mailing; one day after timely delivery to an overnight courier; if by personal delivery, upon such delivery; or if by facsimile, the day of transmission if made within customary business hours, or if not transmitted within customary business hours, the following business day.

          (A)  If to Seller:

               CompuCom Systems, Inc.
               10100 North Central Expressway
               Dallas, Texas 75231
               Attention: Chief Financial Officer

          (B)  If to Purchaser:

               James W. Dixon
               5447 Surrey Circle
               Dallas, Texas 75209

Any party may change the address or facsimile telephone number for notices to be sent to it by written notice delivered pursuant to the terms of this Section 7.4.

     7.5  ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the documents to be
          ----------------------------
delivered at Closing hereunder set forth the entire understanding of the parties and supersede all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. This Agreement may be amended, modified or supplemented but only in writing by Purchaser and Seller.

     7.6  BINDING EFFECT/ASSIGNABILITY. This Agreement shall extend to and be
          ----------------------------
binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Seller shall not be entitled to assign any of its rights or obligations under this Agreement.

     7.7  INVALID PROVISIONS. If any provision of this Agreement is held to be
          ------------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof with the remaining provisions remaining in full force and effect and not affected by the illegal, invalid or unenforceable provision or by severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as part of this Agreement a provision similar in terms to such illegal, invalid, or unenforceable provision as may be possible and still be legal, valid and enforceable.

     7.8  HEADINGS/CAPTIONS. The captions to sections and subsections of this
          -----------------
Agreement have been inserted solely for convenience and reference, and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

     7.9  WAIVER; REMEDIES. Waiver by any party hereto of any breach of or
          ----------------
exercise of any rights under this Agreement shall not be deemed to be a waiver of similar or other breaches or rights or a future breach of the same duty. The failure of a party to take any action by reason of any such breach or to exercise any such right shall not deprive any party of the right to take any action at any time while such breach or condition giving rise to such right continues. Except as expressly limited by this Agreement, the parties shall have all remedies permitted to them by this Agreement or law, and all such remedies shall be cumulative.

     7.10 ATTORNEY'S FEES AND COSTS. In the event of a breach by any party to
          -------------------------
this Agreement and commencement of a subsequent legal action in a court of law or forum of arbitration, or in the event legal counsel is consulted in the event of any such breach or in anticipation of any such prospective legal action, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable attorney's fees and court costs, including, but not limited to, the costs of expert witnesses, transportation, lodging and meal costs of the parties and witnesses, costs of transcript preparation and other reasonable and necessary direct and incidental costs of such dispute. "Prevailing party" is the party in whose favor final judgment is rendered.

     7.11 COUNTERPARTS. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.


                                        SELLER:

                                        COMPUCOM SYSTEMS, INC.


                                        By:  /s/ Robert J. Boutin
                                           -------------------------------------
                                        Its: Senior Vice President - CFO
                                           -------------------------------------



                                        PURCHASER:


                                        /s James W. Dixon
                                        ----------------------------------------
                                           JAMES W. DIXON

                                   TERM NOTE

$112,500                         Dallas, Texas                    July 15, 1995

     FOR VALUE RECEIVED, James W. Dixon, an individual residing at 5447 Surrey Circle, Dallas, Texas 75209 (the "MAKER") promises to pay to the order of CompuCom Systems, Inc. ("PAYEE"), the principal sum of One Hundred Twelve Thousand Five Hundred Dollars ($112,500.00), together with interest on the unpaid principal balance as set forth below. All sums hereunder are payable to Payee at CompuCom Systems, Inc., 10100 North Central Expressway, Dallas, Texas 75231, Attention: Chief Financial Officer.

     1.   DEFINITIONS. The following terms shall have the following meanings:
          -----------

          "MAXIMUM RATE" means the higher of the maximum interest rate allowed by applicable United States or Texas law as amended from time to time and in effect on the date for which a determination of interest accrued hereunder is made. The determination of the maximum rate permitted by applicable Texas law shall be made pursuant to the indicated rate ceiling as defined in Tex.Rev.Civ.Stat.Ann. art. 5069-1.04, but the Lender reserves the right to implement from time to time any other rate ceiling permitted by such law.

     2.   INTEREST RATE.
          -------------

          (a) The unpaid principal balance from the date hereof until maturity (whether by acceleration or otherwise) shall bear interest at eight percent (8%) per annum.

          (b) All past-due payments of principal and interest under this Note shall bear interest at the Maximum Rate (or if there is no such Maximum Rate, then at 12%) from maturity until paid.

     3.   PAYMENT OF PRINCIPAL AND INTEREST.
          ---------------------------------

          (a) The principal of this Note shall be due and payable on July 15, 2000 unless prior to such date (i) Maker voluntarily terminates his services with Payee for any reason (excluding, however, Maker's death or disability) or (ii) Maker's services for Payee are terminated with or without cause pursuant to the provisions of any employment arrangement between Maker and Payee, in either of which cases the principal balance of this Note shall be due and payable thirty (30) days after such termination of Maker's employment with Payee. Interest on this Note shall be due and payable on July __ of each year commencing July __, 1996 and continuing on the same day of each year thereafter until the principal of this Note becomes due and payable.

TERM NOTE - PAGE 1                                  ____________________________
                                                    Initialed for Identification

          (b) Unless the Lender in its sole discretion elects to apply payments differently, each payment shall be first credited to the discharge of interest accrued on the unpaid principal balance to the date of the payment, and the remainder shall be credited to the reduction of said principal.

          (C) The principal and interest due hereunder shall be evidenced by the Lender's records which, absent manifest error, shall be conclusive evidence of the computation of principal and interest balances owed by the Maker to the Lender.

     4.   DEFAULT. Failure to pay the principal and interest of this Note as
          -------
they become due, or failure of the undersigned or any other person to perform (after the expiration of any applicable cure period) any of the terms or provisions set forth in, or the occurrence of any event of default under the terms of that certain Pledge Agreement of even date herewith between Maker and Payee (the "Pledge Agreement"), shall, at the election of the holder hereof, without notice, demand or presentment, which are hereby waived, mature the principal of this Note and all interest then accrued, and the same shall at once become due and payable and subject to those remedies of the holder hereof.

     5.   PREPAYMENT. Maker may at any time prepay in whole or in part the
          ----------
unpaid principal of this Note without premium or penalty, and the interest shall immediately cease on any amounts so prepaid.

     6.   WAIVER. Each surety, endorser, guarantor and any other party now or
          ------
hereafter liable for the payment of this Note in whole or in part ("Surety") and the Maker hereby severally (a) waive grace, demand, presentment for payment, notice of nonpayment, protest, notice of protest, non-payment or dishonor, notice of intent to accelerate, notice of acceleration and all other notices, filing of suit and diligence in collecting this Note or enforcing any other security with respect to same, (b) agree to any substitution, surrender, subordination, waiver, modification, change, exchange or release of any security or the release of the liability of any parties primarily or secondarily liable hereon, (c) agree that the Lender is not required first to institute suit or exhaust its remedies hereon against the Maker, any Surety or others liable or to become liable hereon or to enforce its rights against them or any security with respect to same or to join any of them in any suit against any others of them, and (d) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     7.   ATTORNEYS' FEES. If this Note is not paid at maturity, regardless of
          ---------------
how such maturity may be brought about, or is collected or attempted to be collected through the initiation or prosecution of any suit or through any probate, bankruptcy or any other judicial proceedings, or is placed in the hands of an attorney for collection, the Maker shall pay, in addition to all other amounts owing hereunder, all actual

TERM NOTE - Page 2                                  ____________________________
                                                    Initialed for Identification
expenses of collection, all court costs and reasonable attorney's fees incurred by the holder hereof.

     8.   LIMITATION ON AGREEMENTS. All agreements between the Maker and the
          ------------------------
Lender, whether now existing or hereafter arising, are hereby limited so that in no event shall the amount paid, or agreed to be paid to or charged or demanded by the Lender for the use, forbearance, or detention of money or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to this Note, exceed the Maximum Rate. If any circumstance otherwise would cause the amount paid, charged or demanded to exceed the Maximum Rate, the amount paid or agreed to be paid to or charged or demanded by the Lender shall be reduced to the Maximum Rate, and if the Lender ever receives interest which otherwise would exceed the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest otherwise would exceed the unpaid balance of principal of this Note such excess shall be applied first to other indebtedness of the Maker to the Lender, and the balance, if any, shall be refunded to the Maker. In determining whether the interest paid, agreed to be paid, charged or demanded hereunder exceeds the highest amount permitted by applicable law, all sums paid or agreed to be paid to or charged or demanded by the Lender for the use, forbearance or detention of the indebtedness of the Maker to the Lender shall, to the extent permitted by applicable law, (i) be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout such term, (ii) be characterized as a fee, expense or other charge other than interest, and (iii) exclude any voluntary prepayments and the effects thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Lender and the Maker in conflict herewith.

     9.   GOVERNING LAW AND VENUE. This Note and the rights and obligations of
          -----------------------
the parties hereunder shall be governed by the laws of the United States of America and by the laws of the State of Texas, and is performable in Dallas County, Texas.

     10.  BUSINESS DAY. If any action is required or permitted to be taken
          ------------
hereunder on a Sunday, legal holiday or other day on which banking institutions in the State of Texas are authorized or required to close (a "Non-Business Day"), such action shall be taken on the next succeeding day which is not a Non-Business Day, and, to the extent applicable, interest on the unpaid principal balance shall continue to accrue at the applicable rate.

     11.  SECURITY. This Note is the Note referred to in the Pledge Agreement,
          --------
and is entitled to the benefits thereof and the security as provided for therein. Reference is made to the Pledge Agreement for a statement of the rights and obligations of Maker, a description of the nature and extent of the security and the rights of the parties in respect to such security, and a statement of the terms and conditions under which the due date of this Note may be accelerated.

TERM NOTE - Page 3                                  ____________________________
                                                    Initialed for Identification

     12.  VENUE. Any suit, action, or proceeding arising out of or in any manner
          -----
relating to this Note may be brought in the courts of the State of Texas, County of Dallas, or in the United States District Court for the Northern District of Texas, Dallas Division. Maker irrevocably waives any objections which it may now or hereafter have (including any based on the ground of forum non conveniens) to
                                                        --------------------
the laying of venue of any suit, action, or proceeding arising out of or relating to this Note brought in the courts located in the State of Texas, County of Dallas. Nothing herein impairs the right to bring proceedings in the courts of any other jurisdiction.

                                                /s/ James W. Dixon
                                                --------------------------------
                                                    James W. Dixon

TERM NOTE - Page 4

                           PLEDGE AGREEMENT

     PLEDGE AGREEMENT ("PLEDGE AGREEMENT") made as of the 15 day of July, 1995 between James W. Dixon ("PLEDGOR"), and CompuCom Systems, Inc., a Delaware corporation ("SECURED PARTY").

     1.   DEFINITIONS. In addition to the terms defined elsewhere in this Pledge
          -----------
Agreement, the following terms shall have the following meanings for purposes of this Pledge Agreement:

          (a)  The term "EVENT OF DEFAULT" shall have the meaning set forth in
     Section 9.
     ---------

          (b) The term "NOTE" shall mean that certain Term Note, dated of even date herewith, in the original principal amount of One Hundred Twelve Thousand Five Hundred Dollars ($112,500.00), which Pledgor has executed, or is in the process of executing, payable to the order of Secured Party, together with any and all concurrent or subsequent extensions, amendments, or modifications thereto.

          (c) The term "OBLIGATIONS" shall mean and includes all obligations of Pledgor to Secured Party pursuant to the terms of the Note and this Pledge Agreement.

     2.   PLEDGE. Upon the terms hereof, Pledgor hereby pledges and grants to
          ------
Secured Party a lien on and security interest (the "SECURITY INTEREST") in and to all of the right, title and interest of Pledgor in and to all of the following instruments and property (all of the following being herein sometimes called the "COLLATERAL"):

          (a) One Hundred Fifty Thousand (150,000) shares of voting Common Stock of ClientLink, Inc., a Delaware corporation, presently registered in the name of Secured Party which are being sold by Secured Party to Pledgor and which are evidenced by share certificate No. _____________;

          (b) All securities and other property, rights or interests of any description at any time issued or issuable as an addition to, in substitution or exchange for, with respect to, incident to or in lieu of such shares described in Section 2(a) or with respect to, incident to or in
                              ------------
     lieu of the Collateral (i) due to any dividend, stock-split, stock dividend or distribution on dissolution, on partial or total liquidation, or other corporate reorganization; or for any other reason; (ii) in connection with a reduction of capital, capital surplus or paid-in surplus; or (iii) in connection with any spin-off, split-off, reclassification, readjustment, merger, consolidation, sale of assets, combination of shares or any other plan of distribution affecting the companies which have issued the shares described in Section 2(a); and
                  ------------

PLEDGE AGREEMENT - Page 1

          (c) Any and all proceeds, monies, income and benefits arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the shares or other securities and rights and interests described herein.

     3.   OBLIGATIONS SECURED. This Pledge Agreement and the Security Interest
          -------------------
granted hereby secure the prompt satisfaction of the Obligations.

     4.   WARRANTIES. Pledgor represents, warrants, covenants and agrees to and
          ----------
with Secured Party that: (a) Pledgor is the legal and beneficial owner of the Collateral; (b) the Collateral is duly authorized and issued, fully paid, and nonassessable; (c) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (d) all of the shares of the Collateral are owned by Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest or purchase right or option on the part of any third person in such shares or the proceeds thereof, except the Security Interest; (e) other than certain restrictions in favor of Secured Party, there are no restrictions upon the transfer of any of the shares constituting the Collateral, other than as may appear on the face of the certificates; (f) Pledgor has the full power, authority and legal right to transfer and pledge the Collateral free of any encumbrances and without obtaining the consent of the other shareholders of the issuer of the Collateral;
(g) this Pledge Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and, to the extent that such instruments require or may require, enforcement by a court of equity, such principles of equity as the court may have jurisdiction to impose; and (i) upon delivery of the Collateral to Secured Party, this Pledge Agreement will create a valid and perfected first priority lien upon, and security interest in, the Collateral and the proceeds thereof, securing the payment of the Obligations. The delivery at any time by Pledgor to Secured Party of Collateral shall constitute a representation and warranty by Pledgor under this Pledge Agreement that, with respect to such Collateral and each item thereof: (1) Pledgor is the owner of the Collateral; and (2) the matters heretofore warranted in clauses (a) through (i) of this Section 4 are true and correct.
                    ---------

     5.   COVENANTS. Pledgor covenants to do or not to do, as the case may be,
          ---------
each of the following; provided, however, in the case of a negative covenant,
                       --------  -------
Pledgor will not undertake any of the proscribed activities without the prior written consent of Secured Party: (a) from time to time promptly to execute, assign, endorse and deliver to Secured Party all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments or other evidences of payment or writing constituting or relating to any of the Collateral, and all such other assignments, certificates, supplemental writings, and financing statements and do all other acts or things as Secured Party may reasonably request in order more fully to evidence and perfect the Security Interest; (b) promptly to furnish Secured Party with any information or writings which Secured Party may reasonably request concerning the Collateral; (c) to allow Secured Party to inspect all records of Pledgor relating to the Collateral or to the Obligations, and to make and take

PLEDGE AGREEMENT - Page 2
away copies of such records during normal business hours; (d) promptly to notify Secured Party of any change in any fact or circumstance warranted or represented by Pledgor in this Pledge Agreement or in any other writing furnished by Pledgor to Secured Party in connection with the Collateral or the Obligations; (e) promptly to notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the Security Interest, and at the request of Secured Party, appear in and defend, at Pledgor's expense, any such action or proceeding; (f) promptly to pay to Secured Party the amount of all court costs and reasonable attorneys' fees incurred by Secured Party hereunder; (g) except to the extent prohibited by applicable law, pay all expenses incurred in the custody, preservation, use or operation of the Collateral; and (h) promptly to deliver to Secured Party, in the exact form received, all securities and other property described in Section 2(b) and
                                                         ------------
Section 2(d) hereof which comes into the possession, custody or control of
------------
Pledgor. Pledgor further covenants and agrees that, without the prior written consent of Secured Party, Pledgor shall not sell, assign or transfer Pledgor's rights in the Collateral, or create any other lien or security interest in, or otherwise encumber any of the Collateral, or permit any of the Collateral ever to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any lien or encumbrance of any kind. All assignments and endorsements by Pledgor shall be in such form and substance as may be satisfactory to Secured Party. Should any covenant, duty or agreement of Pledgor fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Obligations, except to the extent prohibited by applicable law, and, at the request of Secured Party, or unless otherwise agreed, Pledgor agrees to pay such amount promptly to Secured Party.

     6.   ADJUSTMENTS AND DISTRIBUTIONS CONCERNING COLLATERAL. Should the
          ---------------------------------------------------
Collateral, or any part thereof, ever be converted in any manner by its issuer into another type of property or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Collateral, then in any such event (except as provided in Section 7 hereof), all such property,
                                      ---------
money and other proceeds shall immediately be and become part of the Collateral, and Pledgor covenants to pay forthwith and deliver all such property, money or other proceeds so received to Secured Party; and, if Secured Party deems it necessary and so requests, to endorse properly or assign any and all such other proceeds to Secured Party and to deliver to Secured Party any and all such other proceeds which require perfection by possession under the Uniform Commercial Code of the State of Texas or other appropriate jurisdiction (the "UCC"). With respect to any of such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Secured Party, Pledgor will forthwith execute and deliver to Secured Party whatever Secured Party shall deem necessary or proper for such purpose.

     7.   CASH DIVIDENDS AND VOTING RIGHTS. Unless an Event of Default has
          --------------------------------
occurred and shall not have been waived by Secured Party, Pledgor is entitled
(a) to exercise all voting rights with respect to the Collateral and (b) to receive for its own use

PLEDGE AGREEMENT - Page 3
cash dividends on the Collateral. Upon the occurrence of an Event of Default, Secured Party may require any such cash dividends to be delivered to Secured Party as additional Collateral hereunder or applied toward the satisfaction of the Obligations.

     8.   REGISTRATION OF COLLATERAL IN NAME OF SECURED PARTY. Upon the
          ---------------------------------------------------
occurrence of an Event of Default Secured Party, at its option, may have any or all of the Collateral registered in its name or that of its nominee, and Pledgor hereby covenants that, upon Secured Party's request, Pledgor will cause the issuer of the Collateral to effect such registration. Immediately and without further notice, upon the occurrence of an Event of Default, whether or not the Collateral shall have been registered in the name of Secured Party or its nominee, Secured Party or its nominee shall have, with respect to the Collateral, the right to exercise all voting rights and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Collateral, and, in connection therewith, to deliver any of the Collateral to any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so, delay in doing so, or depreciation in the value of the Collateral by reason of doing so.

     9.   EVENTS OF DEFAULT. The occurrence of any one or more of the following
          -----------------
shall constitute an Event of Default:

          (a) The failure of Pledgor to make timely payment of any portion of the principal or interest of the Note or any portion of the Obligations when due subject to any applicable cure periods;

          (b) The failure of Pledgor to perform fully, faithfully and promptly any material agreements, covenants and conditions contained in this Pledge Agreement;

          (c) The making of any statement, representation, covenant or warranty by Pledgor in this Pledge Agreement or in any certificate, agreement, instrument or statement contemplated hereby or made or delivered pursuant hereto, or in connection herewith, or in any other written agreement between Pledgor and Secured Party which is untrue or misleading in any material respect at the time such statement, representation, warranty or covenant is made;

          (d) The levy against the Collateral, or any substantial part thereof, or any execution, attachment, sequestration, restraint warrant or other like or similar writ or the attachment to the Collateral of any lien other than the Security Interest;

PLEDGE AGREEMENT - Page 4

          (e) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Pledgor in an involuntary case under the United States bankruptcy laws as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Pledgor or of any substantial part of Pledgor's property, or ordering the winding-up or liquidation of the affairs of Pledgor and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or

          (f) The commencement by Pledgor of a voluntary case under the United States bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by Pledgor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of Pledgor for any substantial part of Pledgor's property, or the making by Pledgeor of any assignment for the benefit of creditors, or the inability of Pledgor generally to pay his debts as such debts become due, or the taking of any action by Pledgor in furtherance of any of the foregoing.

     10.  REMEDIES. Upon the occurrence of an Event of Default, in addition to
          --------
any and all other rights and remedies which Secured Party may then have hereunder, under the UCC or otherwise, Secured Party may at its discretion and without notice to Pledgor do any one or more of the following, without liability except to account for property actually received by it, and Pledgor agrees that it is commercially reasonable for Secured Party to do any of the following:
(a) declare the entire unpaid balance of principal of and all accrued interest on the Obligations immediately due and payable without notice, including without limitation, notice of acceleration and notice of intent to accelerate, demand, or presentment, which are hereby waived; (b) transfer to or register in its name or the name of its nominee (if the same has not already been done) any of the Collateral with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them or apply them to the Obligations in any order of payment; (c) exercise or cause to be exercised all voting powers with respect to any of the Collateral so registered or transferred, including all rights to conversion, exchange, subscription or any other rights, privileges or options pertaining to such Collateral, as if the absolute owner thereof; (d) exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as Secured Party may determine; (e) in its name or in the name of Pledgor demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage in the name of Pledgor; (f) make any compromise or settlement deemed advisable with respect to any of the Collateral; (g) renew, extend, or otherwise change the terms and conditions of any of the Collateral or otherwise change the terms and conditions of any of the Collateral or the Obligations; (h) take or release any other collateral as security for


PLEDGE AGREEMENT - Page 5
any of the Collateral or the Obligations; (i) add or release any guarantor, indorser, surety or other party to any of the Collateral or the Obligations; (j) reduce its claim to judgment or foreclose or otherwise enforce the Security Interest, in whole or in part, by any available judicial procedure; (k) without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Collateral or any part thereof, and may forthwith sell or otherwise dispose of or deliver the Collateral or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at Secured Party's office or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Collateral purchase the shares constituting the Collateral for investment without any intention to make any distribution thereof) as it may deem best (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations have been paid in full without any intention to make any distribution thereof), for cash or on credit, or for future delivery without assumption of any credit risk, with the right of Secured Party or any purchaser to purchase upon any such sale the whole or any part of the Collateral free from any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released, and at any such sale it shall not be necessary to exhibit the Collateral; (l) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any such appointment; (m) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the UCC or otherwise; (n) exercise any and all other rights it may have hereunder or under the UCC or otherwise. Pledgor hereby grants to Secured Party an irrevocable proxy coupled with an interest to exercise as to such Collateral, upon the occurrence of an Event of Default, all rights, powers and remedies of an owner and all of the rights, powers and remedies hereinabove set forth, the proxy herein granted to exist until all of the Obligations have been paid and performed in full.

     11.  APPLICATION OF PROCEEDS. The proceeds of any disposition of the
          -----------------------
Collateral or other action by Secured Party shall be applied (a) first, to the cost and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Collateral or in any way relating to the rights of Secured Party hereunder, including reasonable attorneys' fees and legal expenses; (b) then, to the satisfaction of the Obligations in such order as Secured Party may elect; (c) then, to the payment of any other amounts required by applicable law (including, without limitation, Section 9.504(a)(3) of the UCC); and (d) then, to Pledgor to the extent of any surplus proceeds. Secured Party shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Pledge Agreement, and shall not be responsible for any failure to do so or delay in so doing.


PLEDGE AGREEMENT - Page 6

     12.  LAWS AND AGREEMENTS. Pledgor agrees that, because of the Securities
          -------------------
Act of 1933, as amended (the "SECURITIES ACT"), to the extent applicable, or any other laws or regulations, and for other reasons, including in order to obtain any required approval of the purchase or purchaser by any governmental regulatory agency or officers, there may be legal and/or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Collateral and for enforcement of its rights. For these reasons, Secured Party is hereby authorized by Pledgor, but not obligated, in the event of the occurrence of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with any laws or regulations, including but not limited to the Securities Act of 1933, to the extent applicable, or the rules and regulations promulgated thereunder, or make it necessary to obtain any required approval of the purchase or the purchaser by any governmental regulatory agency or officer, at the best price reasonably obtainable by Secured Party at such private sale or other disposition in the manner mentioned above. Pledgor understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if same were either offered to a large number of potential purchasers, or registered and sold in the open market. Pledgor agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party has no obligation to delay sale of any Collateral to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws, and that Secured Party shall not be liable or accountable to Pledgor, nor shall the Obligations be subject to any reduction by reason of the fact that the proceeds of sale subject to any such limitation or restriction are less than otherwise might have been obtained.

     13.  NOTIFICATION OF SALE. Reasonable notification of the time and place of
          --------------------
any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor and to any other person entitled under the UCC to notice; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five (5) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.

     14.  SATISFACTION OF OBLIGATIONS. Upon the satisfaction in full of all
          ---------------------------
Obligations and the satisfaction of all additional costs and expenses of Secured Party as provided herein, this Pledge Agreement shall terminate, and Secured Party shall deliver to Pledgor, at Pledgor's expense, such of the Collateral as shall not have been sold or otherwise applied pursuant to this Pledge Agreement.

     15.  NOTICES. Any notice required or permitted by this Pledge Agreement
          -------
shall be deemed to have been given or made when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the

PLEDGE AGREEMENT - Page 7
addresses set forth opposite their respective signatures below, or, if hand delivered, upon actual receipt.

     16.  DUTIES OF SECURED PARTY. Secured Party's duty with respect to any
          -----------------------
Collateral now or hereafter in the possession of Secured Party is solely to use reasonable care in the custody and preservation of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation in the Collateral if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for ascertaining or taking action with respect to fixing or preserving rights against prior parties to the Collateral, calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral or for informing Pledgor of such matters whether or not Secured Party has or is deemed to have any knowledge of such matters. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties or to protect, perfect, preserve or maintain any security interest given to secure the Collateral. Secured Party shall never be liable for its failure to use due diligence in the collection of the Obligations, or any part thereof, or for its failure to give notice to Pledgor of default in the payment of the Obligations, or any part thereof, or in the payment of or upon any security, whether pledged hereunder or otherwise. Secured Party shall not be liable for a decline in the market value of the Collateral.

     17.  INDEMNIFICATION. Pledgor hereby agrees to indemnify and to hold
          ---------------
Secured Party harmless from and against any loss, claim, demand or expense (including attorneys' fees) by reason, or in any manner related to, the Collateral, including any such claim as may arise by reason of any alleged breach of warranty concerning the Collateral, by reason of the failure of Pledgor to comply with any state or federal statute, rule, regulation, order or decree, or by reason of Secured Party's efforts to enforce payment of the Obligations, including expenses incurred in satisfying any applicable securities and banking laws.

     18.  EXPENSES. Pledgor will upon demand pay to Secured Party the amount of
          --------
any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Secured Party may incur in connection with the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, the exercise or enforcement of any of the rights of Secured Party hereunder, or the failure by Pledgor to perform or observe any of the provisions hereof.

     19.  SECURITY INTEREST ABSOLUTE. All rights of Secured Party and the pledge
          --------------------------
and Security Interest hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional in all respects and shall not be released, diminished, impaired, or affected for any reason, including without limitation the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or assurance for any or all of the Obligations;
(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations; (c) any exchange, release, subordination, surrender, loss or non-perfection of any other collateral at any time existing in connection with any or all of the Obligations, or any release or amendment or waiver


PLEDGE AGREEMENT - Page 8
of or consent to departure from any guaranty, or other security, for all or any of the Obligations; (d) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with this Pledge Agreement; (e) the insolvency, bankruptcy, or lack of corporate power of Pledgor; or (f) any other circumstance which might otherwise constitute a defense available to a discharge of Pledgor in respect of the Obligations of Pledgor in respect of this Pledge Agreement.


     20.  WAIVERS. Except as otherwise required by the terms hereof or by
          -------
applicable law, Pledgor hereby waives all notices, including but not limited to demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, and without further notice hereby consents to any and all renewals, extensions, amendments, modifications, indulgences, releases, subordinations, waivers or changes in the terms of any of the Obligations.

     21.  REMEDIES CUMULATIVE. The rights and remedies provided herein are
          -------------------
cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the UCC.

     22.  AMENDMENT. This Pledge Agreement may be amended only by written
          ---------
instrument signed by both parties.

     23.  COURSE OF DEALING. No course of dealing between Pledgor and Secured
          -----------------
Party, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of, Secured Party hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     24.  INVALIDITY OF ANY PROVISION. The invalidity of any one or more
          ---------------------------
phrases, sentences, clauses, paragraphs or sections hereof shall not affect the remaining portions of this Pledge Agreement, all of which are being inserted conditionally on their being held legally valid. In the event that any one or more of the phrases, sentences, clauses, paragraphs or sections contained herein should be invalid, or should operate to render this Pledge Agreement invalid, then this Pledge Agreement shall be construed as if such invalid phrase or phrases, sentence or sentences, clause or clauses, paragraph or paragraphs, or section or sections had not been inserted.

     25.  ASSIGNMENT. This Pledge Agreement shall apply to, inure to the benefit
          ----------
of and be binding upon and enforceable against the parties hereto and their respective legal representatives, successors and assigns, except that the right and obligations of Pledgor contained herein shall not be assignable.

     26.  GOVERNING LAW. This Pledge Agreement is being executed and delivered,
          -------------
and is intended to be performed, in the State of Texas, and the substantive laws of such State shall govern the validity construction, enforcement and interpretation of this


PLEDGE AGREEMENT - Page 9

Agreement, unless the laws of another state require the application of the laws of such state. This Pledge Agreement is performable in Dallas County, Texas.

     IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as of the day and year first above written.

                                        PLEDGOR:


                                        /s/ James W. Dixon
                                        ----------------------------------------
                                        JAMES W. DIXON



                                        SECURED PARTY:


                                        COMPUCOM SYSTEMS, INC.


                                        By: /s/ Robert J. Boutin
                                           -------------------------------------
                                        Its: Senior Vice President - CFO
                                            ------------------------------------

PLEDGE AGREEMENT - Page 10